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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 23, 2002
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                     0-29100                22-3264604
-----------------------------          -------------         -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)


          30 South 17th Street, Philadelphia, PA                    19103
       ------------------------------------------             ------------------
        (Address of principal executive offices)                  (Zip Code)




                                  215-972-0420
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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Item 5.     OTHER EVENTS

5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for eResearchTechnology, Inc. for the quarter and nine months ended September 30, 2002 and forward-looking statements relating to the fourth quarter of 2002 and the first quarter and full year of 2003 as presented in a press release of October 23, 2002.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits
          99.1 Third Quarter 2002 Earnings Press Release dated October 23, 2002.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ERESEARCHTECHNOLOGY, INC.
                                                    (Registrant)


Date:   October 23, 2002                            By: /s/ Bruce Johnson
                                                    ----------------------------
                                                    Bruce Johnson
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)